                                                                Exhibit 99.1


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)
Edward O. Sassower (ES-5823)

Proposed Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------x
                                                  :
In re                                             :   Chapter 11
                                                  :
SOLUTIA INC., ET AL.,                             :   Case No. 03-17949 (PCB)
                                                  :
      Debtors.                                    :   (Jointly Administered)
                                                  :
--------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises Inc.        Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---

                     MONTHLY OPERATING STATEMENT FOR THE
                          MONTH OF JANUARY 2005(1)
                          ------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.




                                     1



UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------x
                                                  :
In re                                             :   Chapter 11
                                                  :
SOLUTIA INC., ET AL.,                             :   Case No. 03-17949 (PCB)
                                                  :
      Debtors.                                    :   (Jointly Administered)
                                                  :
--------------------------------------------------x

                     MONTHLY OPERATING STATEMENT FOR THE
                            MONTH OF JANUARY 2005
                            ---------------------

DEBTORS' ADDRESS:                    575 Maryville Centre Dr.
                                     St. Louis, MO 63141

DEBTORS' ATTORNEY:                   KIRKLAND & ELLIS LLP
                                     Richard M. Cieri (RC-6062)
                                     Jonathan S. Henes (JH-1979)
                                     Edward O. Sassower (ES-5823)
                                     Citigroup Center
                                     153 East 53rd Street
                                     New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):         $3

REPORT PREPARER:                     Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: February 25, 2005                 /s/ Timothy J. Spihlman
                                        -----------------------------
                                        Timothy J. Spihlman
                                        Vice President and Controller

Indicate if this is an amended statement by checking here:
                                                          --------

                                     2



                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                        For the Month of January 2005

-----------------------------------------------------------------------------

Solutia Inc.                                                 $217,148,171.63
-----------------------------------------------------------------------------

Solutia Business Enterprises Inc. *                          $--
-----------------------------------------------------------------------------

Solutia Systems, Inc. *                                      $--
-----------------------------------------------------------------------------

Solutia Overseas, Inc. *                                     $--
-----------------------------------------------------------------------------

CPFilms Inc.                                                 $9,197,334.83
-----------------------------------------------------------------------------

Solutia Management Company, Inc. *                           $--
-----------------------------------------------------------------------------

Monchem International, Inc. *                                $--
-----------------------------------------------------------------------------

Axio Research Corporation                                    $3,521.28
-----------------------------------------------------------------------------

Solutia Investments, LLC *                                   $--
-----------------------------------------------------------------------------

Beamer Road Management Company *                             $--
-----------------------------------------------------------------------------

Monchem, Inc. *                                              $--
-----------------------------------------------------------------------------

Solutia Inter-America, Inc.                                  $12,524.09
-----------------------------------------------------------------------------

Solutia International Holding, LLC *                         $--
-----------------------------------------------------------------------------

Solutia Taiwan, Inc.                                         $27,098.30
-----------------------------------------------------------------------------

Solutia Greater China, Inc. *                                $--
-----------------------------------------------------------------------------

* The non-operating debtors had no constructive disbursements made on their behalf.

                                     3


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                        For the Month of January 2005

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.


                                     4


                           SOLUTIA INC., ET. AL.,
              Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                          (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                           (DOLLARS IN MILLIONS)


                                                                 MONTH
                                                                 ENDED
                                                              JANUARY 31,
                                                                 2005
                                                              -----------


TOTAL NET SALES                                                  $ 244
TOTAL COST OF GOODS SOLD                                           205
                                                              -----------
GROSS PROFIT                                                        39

TOTAL MAT EXPENSE                                                   22
AMORTIZATION EXPENSE                                                 -
                                                              -----------
OPERATING INCOME                                                    17
                                                              -----------

EQUITY EARNINGS FROM AFFILIATES                                      3
INTEREST EXPENSE                                                    (7)
OTHER INCOME, NET                                                    1

REORGANIZATION ITEMS:
  Professional fees                                                 (3)
  Adjustment to allowed claim amounts                               (4)
                                                              -----------
                                                                    (7)

INCOME BEFORE TAXES                                                  7
Income tax expense                                                   3
                                                              -----------
NET INCOME                                                       $   4
                                                              ===========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                     5


                        SOLUTIA INC., ET. AL.,
           Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                       (Debtors in Possession)

                            SOLUTIA GROUP*
       STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                        AS OF JANUARY 31, 2005


                                                                  (Dollars in
                             ASSETS                                millions)
                             ------                               -----------
Cash                                                                $   103
Trade Receivables, net                                                  300
Inventories                                                             256
Other Current Assets                                                    124
                                                                  -----------
TOTAL CURRENT ASSETS                                                    783
Property, Plant and Equipment, net                                      831
Investments in Affiliates                                               179
Intangible Assets, net                                                  113
Other Assets                                                            151
                                                                  -----------
TOTAL ASSETS                                                        $ 2,057
                                                                  ===========
             LIABILITIES AND SHAREHOLDERS' DEFICIT
             -------------------------------------
Accounts Payable                                                    $   204
Short Term Debt                                                         305
Other Current Liabilities                                               268
                                                                  -----------
TOTAL CURRENT LIABILITIES                                               777
Long-Term Debt                                                          273
Other Long-Term Liabilities                                             264
                                                                  -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                           1,314
LIABILITIES SUBJECT TO COMPROMISE                                     2,186
SHAREHOLDERS' DEFICIT                                                (1,443)
                                                                  -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                           $ 2,057
                                                                  ===========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                     6


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                            (DOLLARS IN MILLIONS)

                                                                      MONTH
                                                                      ENDED
                                                                   JANUARY 31,
                                                                      2005
                                                                   -----------
NET CASH USED IN OPERATING ACTIVITIES:
     Net income                                                       $  4
     Depreciation and amortization                                      10
     Restructuring expenses and other unusual items                      -
     Changes in assets and liabilities:
       Trade receivables                                               (14)
       Inventories                                                     (17)
       Accounts payable                                                  6
       Other assets and liabilities                                    (11)
                                                                   -----------
     NET CASH USED BEFORE REORGANIZATION ITEMS                         (22)

     OPERATING CASH FLOWS - REORGANIZATION ITEMS:
       Professional services fees                                       (3)
                                                                   -----------
         NET CASH USED IN REORGANIZATION ITEMS                          (3)
                                                                   -----------
         NET CASH USED IN OPERATING ACTIVITIES                         (25)
                                                                   ===========

NET CASH USED IN INVESTING ACTIVITIES:
     Property, plant and equipment purchases                            (5)
                                                                   -----------
         NET CASH USED IN INVESTING ACTIVITIES                          (5)
                                                                   ===========

NET CASH PROVIDED BY FINANCING ACTIVITIES:
     Net change in short-term debt obligations                           5
     Net change in cash collateralized letters of credit                13
                                                                   -----------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                      18
                                                                   ===========

NET DECREASE IN CASH AND CASH EQUIVALENTS                              (12)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         115
                                                                   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $103
                                                                   ===========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                     7


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
             STATEMENT OF CONSOLIDATIONS OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)

                                                                      MONTH
                                                                      ENDED
                                                                   JANUARY 31,
                                                                      2005
                                                                   -----------
TOTAL NET SALES                                                       $ 197
TOTAL COST OF GOODS SOLD                                                175
                                                                   -----------
GROSS PROFIT                                                             22

TOTAL MAT EXPENSE                                                        16

                                                                   -----------
OPERATING INCOME                                                          6
                                                                   -----------

EQUITY INCOME FROM AFFILIATES                                             3
INTEREST EXPENSE, NET                                                    (5)

REORGANIZATION ITEMS:
  Professional fees                                                      (3)
  Adjustment to allowed claim amounts                                    (4)
                                                                   -----------
                                                                         (7)

LOSS BEFORE TAXES                                                        (3)
Income Taxes                                                              -
                                                                   -----------
NET LOSS                                                               $ (3)
                                                                   ===========

See Accompanying Notes to Consolidated Financial Statements

                                     8



                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                           AS OF JANUARY 31, 2005


                                                                    (Dollars in
                           ASSETS                                    millions)
                           ------                                   -----------
Cash                                                                  $    42
Trade Receivables, net                                                    154
Account Receivables-Unconsolidated Subsidiaries                            53
Inventories                                                               158
Other Current Assets                                                       82
                                                                    -----------
TOTAL CURRENT ASSETS                                                      489
Property, Plant and Equipment, net                                        697
Investments in Subsidiaries and Affiliates                                502
Intangible Assets, net                                                    101
Other Assets                                                               99
                                                                    -----------
TOTAL ASSETS                                                          $ 1,888
                                                                    ===========

            LIABILITIES AND SHAREHOLDERS' DEFICIT
            -------------------------------------
Accounts Payable                                                      $   172
Short Term Debt                                                           305
Other Current Liabilities                                                 172
                                                                    -----------
TOTAL CURRENT LIABILITIES                                                 649
Other Long-Term Liabilities                                               210
                                                                    -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                               859
LIABILITIES SUBJECT TO COMPROMISE                                       2,298
SHAREHOLDERS' DEFICIT                                                  (1,269)
                                                                    -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                             $ 1,888
                                                                    ===========

See Accompanying Notes to Consolidated Financial Statements

                                     9


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc. and its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company") make and sell a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; process development and scale-up services for pharmaceutical fine chemicals; specialties such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluid and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Monsanto distributed all of the outstanding shares of common stock of the Company as a dividend to Monsanto stockholders (the spin-off). As a result of the spin-off, on September 1, 1997, Solutia became an independent publicly-held company listed on the New York Stock Exchange and its operations ceased to be owned by Monsanto. A net deficiency of assets of $113 million resulted from the spin-off.

         The Company plans to file its 2004 Annual Report on Form 10-K no later than March 16, 2005.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (collectively referred to herein as the "Solutia Chapter 11 Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's non-U.S. subsidiaries were not included in the Chapter 11 filing.

         The filing was made to restructure the Company's balance sheet by reducing indebtedness to sustainable levels, streamline operations to allow the Company to emerge from Chapter 11 as a more financially viable going concern, and to obtain relief from the negative effect on Solutia of legacy liabilities that Solutia assumed when it was spun off from Pharmacia.

         Under Chapter 11, Solutia is operating its businesses as debtor-in-possession under court protection from creditors and claimants. Since the filing, all motions necessary to conduct normal business activities, including the debtor-in-possession (DIP) financing, have been approved by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions outside the ordinary course of business will require the prior approval of the bankruptcy court.

         The bankruptcy court set November 30, 2004, as the last date by which holders of pre-filing date claims against the Company could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so may be barred from asserting such claim against the Company and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Company and claims filed by claimants will be

                                     10


investigated and resolved in connection with Solutia's claims resolution process. Solutia has not yet completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board (FASB) Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At January 31, 2005, total liquidity for the Solutia Group was approximately $218 million, consisting of $103 million of cash and DIP facility availability of $115 million. At January 31, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $157 million, consisting of $42 million of cash and DIP facility availability of $115 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004, and as disclosed in the Monthly Operating Statement for the period December 17, 2003 to January 31, 2004, filed on March 1, 2004.

                                     11


                                         SOLUTIA INC., ET. AL.,
                             Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                        (Debtors in Possession)

                                       SOLUTIA CHAPTER 11 DEBTORS
                 SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                      MONTH ENDED JANUARY 31, 2005


                                                 PRE-PETITION         POST-PETITION             TOTAL
                                                    AMOUNT               AMOUNT                AMOUNT
                                                -------------         -------------         -------------
1. GROSS SALARIES AND WAGES                                 -         28,237,539.83         28,237,539.83

2. PAYROLL TAXES WITHHELD                                   -          5,951,958.89          5,951,958.89

3. EMPLOYER PAYROLL TAX CONTRIBUTED                         -          2,625,031.59          2,625,031.59

4. GROSS TAXABLE SALES                                      -            841,430.33            841,430.33

5. SALES TAXES COLLECTED / USE TAX PAID                     -            295,436.97            295,436.97

6. PROPERTY TAXES PAID                           1,567,913.96 *        5,356,277.93          6,924,191.89

7. OTHER TAXES PAID                                         -             32,272.96             32,272.96

* The pre-petition property taxes were paid to Escambia County, Florida (Pensacola Plant) per a court approved stipulation between Solutia Inc. and the County tax collector. We agreed to pay taxes in two equal installments, plus simple interest at a rate of 6% per year. This was the second of two installments.

                                     12


                                                      SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                     (Debtors in Possession)

                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                   MONTH ENDED JANUARY 31, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                   PRE-PETITION       POST-PETITION          TOTAL                                           ITEM
   DEBTOR ENTITY        DATE          AMOUNT             AMOUNT              AMOUNT               TYPE OF TAX               NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.          01/03/05                -          26,223.93          26,223.93        Employee Payroll Taxes            2
Solutia Inc.          01/05/05                -         112,662.59         112,662.59        Employee Payroll Taxes            2
Solutia Inc.          01/06/05                -         179,098.41         179,098.41        Employee Payroll Taxes            2
Solutia Inc.          01/07/05                -         422,538.16         422,538.16        Employee Payroll Taxes            2
Solutia Inc.          01/10/05                -          22,526.72          22,526.72        Employee Payroll Taxes            2
Solutia Inc.          01/11/05                -           1,049.68           1,049.68        Employee Payroll Taxes            2
Solutia Inc.          01/12/05                -          97,886.70          97,886.70        Employee Payroll Taxes            2
Solutia Inc.          01/13/05                -         164,748.42         164,748.42        Employee Payroll Taxes            2
Solutia Inc.          01/14/05                -       1,713,620.09       1,713,620.09        Employee Payroll Taxes            2
Solutia Inc.          01/18/05                -          16,687.40          16,687.40        Employee Payroll Taxes            2
Solutia Inc.          01/19/05                -         113,143.13         113,143.13        Employee Payroll Taxes            2
Solutia Inc.          01/20/05                -         223,522.80         223,522.80        Employee Payroll Taxes            2
Solutia Inc.          01/21/05                -         145,293.95         145,293.95        Employee Payroll Taxes            2
Solutia Inc.          01/24/05                -          61,369.77          61,369.77        Employee Payroll Taxes            2
Solutia Inc.          01/25/05                -              34.75              34.75        Employee Payroll Taxes            2
Solutia Inc.          01/26/05                -          40,732.89          40,732.89        Employee Payroll Taxes            2
Solutia Inc.          01/27/05                -          83,411.16          83,411.16        Employee Payroll Taxes            2
Solutia Inc.          01/28/05                -         174,714.80         174,714.80        Employee Payroll Taxes            2
Solutia Inc.          01/31/05                -       1,583,881.86       1,583,881.86        Employee Payroll Taxes            2
Solutia Inc.          01/05/05                -          31,162.50          31,162.50        Employer Payroll Taxes            3
Solutia Inc.          01/06/05                -          58,919.00          58,919.00        Employer Payroll Taxes            3
Solutia Inc.          01/07/05                -          89,924.06          89,924.06        Employer Payroll Taxes            3
Solutia Inc.          01/10/05                -           4,761.47           4,761.47        Employer Payroll Taxes            3
Solutia Inc.          01/11/05                -             402.86             402.86        Employer Payroll Taxes            3
Solutia Inc.          01/12/05                -          29,334.55          29,334.55        Employer Payroll Taxes            3
Solutia Inc.          01/13/05                -          49,946.00          49,946.00        Employer Payroll Taxes            3
Solutia Inc.          01/14/05                -         590,211.40         590,211.40        Employer Payroll Taxes            3
Solutia Inc.          01/18/05                -           3,321.67           3,321.67        Employer Payroll Taxes            3
Solutia Inc.          01/19/05                -          31,168.75          31,168.75        Employer Payroll Taxes            3
Solutia Inc.          01/20/05                -          72,631.84          72,631.84        Employer Payroll Taxes            3
Solutia Inc.          01/21/05                -          34,095.37          34,095.37        Employer Payroll Taxes            3
Solutia Inc.          01/24/05                -          28,827.93          28,827.93        Employer Payroll Taxes            3
Solutia Inc.          01/25/05                -              43.01              43.01        Employer Payroll Taxes            3
Solutia Inc.          01/26/05                -         102,664.81         102,664.81        Employer Payroll Taxes            3
Solutia Inc.          01/27/05                -          25,195.47          25,195.47        Employer Payroll Taxes            3
Solutia Inc.          01/28/05                -          40,319.62          40,319.62        Employer Payroll Taxes            3
Solutia Inc.          01/31/05                -         557,263.06         557,263.06        Employer Payroll Taxes            3
Solutia Inc.          01/14/05                -          10,652.57          10,652.57        Sales/Use Tax                     5
Solutia Inc.          01/19/05                -         263,023.49         263,023.49        Sales/Use Tax                     5
Solutia Inc.          01/25/05                -           5,940.96           5,940.96        Sales/Use Tax                     5
Axio Research, Inc.   01/28/05                -           2,214.65           2,214.65        Seattle B&O Tax                   5
CP Films, Inc.        01/31/05                -          12,383.28          12,383.28        Sales                             5
CP Films, Inc.        01/31/05                -           1,222.02           1,222.02        Use                               5
Solutia Inc.          01/14/05                -         975,655.67         975,655.67        Property Tax                      6
Solutia Inc.          01/17/05                -          15,000.00          15,000.00        Property Tax                      6
Solutia Inc.          01/19/05     1,567,913.96                  -       1,567,913.96        Property Tax                      6
Solutia Inc.          01/24/05                -          52,486.45          52,486.45        Property Tax                      6

                                     13


                                                      SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                     (Debtors in Possession)

                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                   MONTH ENDED JANUARY 31, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                   PRE-PETITION       POST-PETITION          TOTAL                                           ITEM
   DEBTOR ENTITY        DATE          AMOUNT             AMOUNT              AMOUNT               TYPE OF TAX               NUMBER
-----------------------------------------------------------------------------------------------------------------------------------

Solutia Inc.          01/26/05                -       4,161,835.46       4,161,835.46        Property Tax                      6
Solutia Inc.          01/28/05                -         150,112.29         150,112.29        Property Tax                      6
Solutia Inc.          01/31/05                -           1,188.06           1,188.06        Property Tax                      6
Solutia Inc.          01/17/05                -             150.00             150.00        Tax Bond                          7
Axio Research, Inc.   01/28/05                -           1,306.63           1,306.63        WA State Labor & Industries       7
CP Films, Inc.        01/28/05                -          29,000.00          29,000.00        Other- Income                     7
Solutia Inc.          01/31/05                -           1,270.00           1,270.00        Annual Reports                    7
Solutia Inc.          01/31/05                -             505.00             505.00        Business License                  7
Solutia Inc.          01/31/05                -              41.33              41.33        Excise Tax                        7



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